BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

Supplement dated March 15, 2007 to the
Prospectus dated December 21, 2006

The discussion of the Fund's other investment strategies in the section entitled "Details about the Fund "
 How the Fund Invests" on p. 10 of the Fund's
 Prospectus is amended to delete the following sentence:

The Fund may also invest up to 10% of its total assets in the securities of foreign companies.

This sentence is replaced with the following sentence:

The Fund may also invest up to 20% of its total assets in the securities of foreign companies.

In addition, the following sentence is deleted:

The Fund may use derivatives to hedge its investment portfolio against market and currency risks.

This sentence is replaced with the following sentence:

The Fund may use derivatives to hedge its investment portfolio against market and currency risks and to seek to enhance returns.

In addition, the section entitled "Details about the Fund - Investment RisK" beginning on p. 10 is amended to delete the discussion of the risks of derivatives (beginning on p. 12) and replace it with the following:

Derivatives - The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk - the risk that changes in the exchange rate
 between currencies will adversely affect the value
(in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.
While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.
Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.
The Fund is not required to use hedging and may choose not to do so.

Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.






Code #16463-1206-SUP